Exhibit 10.4

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE SYMBOL “[***]” IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN SO OMITTED.

PRIME VENDOR AGREEMENT FOR PHARMACEUTICALS

           THIS AGREEMENT effective as of July 27, 2010 (the “Effective Date”), is between McKesson Corporation (“McKesson” or “MHS”), a Delaware corporation with its principal place of business at One Post Street, San Francisco, California 94104, and Omnicare, Inc. (“Omnicare”), a Delaware corporation with its principal place of business at 1600 RiverCenter 100 East RiverCenter Blvd. Covington, Kentucky 41011.

WHEREAS, MHS is engaged in the business of wholesale distribution of pharmaceuticals and the provision of related goods and services.  Omnicare is a pharmacy chain which dispenses pharmaceuticals and related goods and services through its long-term care, retail and specialty pharmacy facilities. Omnicare desires to avail itself on behalf of its owned and managed facilities of MHS’ distribution and other services upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties agree as follows:

1.	DEFINITIONS

Except as otherwise stated herein, capitalized terms used in this Agreement will have the meanings set forth in Exhibit A hereto.

2.	APPOINTMENT AND COMMITMENT

2.1
Appointment of Prime Vendor.  Omnicare agrees (a) to purchase from MHS (i) at least [***] of the requirements for Pharmaceutical Products (excluding [***] and subject to clause (v), below) of Omnicare and the Omnicare Facilities, net of Permitted Purchases, as hereinafter defined (“Volume Net Purchase Percentage Requirement”); and (ii) an annual minimum of [***] in [***] purchases by [***] Omnicare Facilities (“[***] Purchase Requirement”), and (b) not to purchase Pharmaceutical Products from another wholesaler, except for purchases that are Permitted Purchases and purchases in amounts that would not cause Omnicare not to satisfy the requirement in (a)(i), above (collectively, “Prime Vendor Commitment”).

2.1.1
The term “Permitted Purchases” shall mean (i) purchases of [***]; (ii) purchases for [***], but only if such purchase is pursuant to a contractual commitment  of [***]; (iii) purchases from [***]; (iv) purchases of [***] that, as of the Effective Date, does not fall within the definition of Pharmaceutical Products (for example, [***]), but which during the term of this Agreement [***], but only to the extent [***]; and (v)  purchases of [***].  For the removal of doubt, nothing in this Agreement shall obligate Omnicare to purchase products or services now or hereafter offered by divisions of McKesson other than MHS that are not Pharmaceutical Products (e.g., robotics, medical surgical supplies, healthcare information systems.)

2.1.2
If Omnicare fails to meet either the Volume Net Purchase Percentage Requirement (as determined pursuant to Section 2.1.3) or a pro rata portion of the [***] Purchase Requirement during [***] (“Purchase Commitment Failure”), the alternative pricing matrices in Exhibit E attached hereto shall be applied to all Omnicare purchases during [***] in lieu of the pricing matrices set forth in Section 4.1, below.  At the completion of [***] in which Omnicare failed to meet either the Volume Net Purchase Percentage Requirement or [***] Purchase Requirement during [***], if Omnicare has met such requirements for [***], then McKesson shall pay Omnicare a true-up rebate in the additional amount necessary as though the applicable matrices set forth in Section 4.1 had been applied in lieu of the alternative pricing matrices in Exhibit E.  The pricing adjustment(s) applied pursuant to this Section 2.1.2 shall be the exclusive remedy for a Purchase Commitment Failure and, if applicable, any corresponding breach of the representation and warranty in Section 2.1.3, unless (w) during [***], Omnicare failed to meet both requirements of clause (a) of the definition of Prime Vendor Commitment, (x) during [***], Omnicare failed to meet clause (b) of the definition of Prime Vendor Commitment, (y) [***] is [***] in which Omnicare failed to meet clause (a) of the definition of Prime Vendor Commitment, or (z) Omnicare intentionally breached one or more requirements of the Prime Vendor Commitment.  In the case of sub-clause (w), (x), (y) or (z) of the foregoing sentence, MHS shall be entitled to all rights and remedies available to it notwithstanding any possibility that Omnicare may earn the true-up rebate available to it pursuant to this Section 2.1.2.

2.1.3
Omnicare represents and warrants that it will meet or exceed the Volume Net Purchase Percentage Requirement throughout the Term and will promptly notify McKesson of any failure to comply with the Volume Net Purchase Percentage Requirement.  If McKesson [***], then, within [***], Omnicare [***].  In the event [***], [***], which notice shall set forth in reasonable detail [***].  Upon delivery of such notice the parties [***].

2.1.4
Omnicare agrees: (i) to purchase [***] and (ii) to purchase [***].  Purchases under this Section shall mean purchases from McKesson under this Agreement and purchase calculations shall be calculated [***].

2.2
Omnicare Facilities.  The term “Omnicare Facility” shall be defined as a facility now or hereafter owned or controlled by Omnicare that orders, dispenses, handles, packages, repackages, stores or otherwise uses pharmaceutical products, including, but not limited to, a pharmacy, repackaging operation and/or warehouse location, and Omnicare  Purchasing Company, L.P.; provided that (i) any such facility that is controlled but not owned by Omnicare shall not be included as an “Omnicare Facility” under this Agreement unless such facility meets MHS’s reasonable credit requirements and (ii) any such facility, whether owned or controlled by Omnicare, shall not be included as an “Omnicare Facility”  under this Agreement without the prior written consent of McKesson if the addition of such facility would materially alter the average cost to serve Omnicare’s then existing Omnicare Facilities.  A list of all current Omnicare Facilities is attached to this Agreement as Exhibit B and incorporated herein by this reference.    Upon the addition (subject to any consent required pursuant to this Section 2.2) or deletion (e.g., sale or closure) of any Omnicare Facility, Omnicare shall give McKesson written notice of such addition or deletion, and Exhibit B will be deemed amended by such written notice.  Omnicare agrees to provide McKesson with such information regarding new facilities as reasonably required to open a new account therefor.

3.	TERM AND TERMINATION

3.1
This Agreement shall supersede the Prime Vendor Agreement for Pharmaceuticals (made December 22, 2003 and effective January 1, 2004), as amended.  This Agreement shall have an initial term from July 27, 2010 through October 31, 2013 (“Initial Term”), and following the Initial Term, this Agreement shall be renewed automatically for up to two (2) successive one-year period(s) (each such period a “Renewal Term”) unless McKesson shall have given Omnicare written notice of non-renewal at least one hundred fifty (150) days prior to the expiration of the Initial Term or then current Renewal Term.  For purposes of this Agreement, the period beginning on the Effective Date and continuing through the earlier of (i) the expiration Initial Term or the last Renewal Term or (ii) the effective date of any termination of this Agreement pursuant to Section 3.2, shall be defined as the “Term” of this Agreement.  Each twelve-month period ending on any June 30 following the Effective Date shall constitute a “Contract Year,” except that the first Contract Year shall be the period from July 27, 2010 through June 30, 2011.  McKesson’s offer to enter into this Agreement shall automatically expire at 5:00p.m. Eastern Time on July 26, 2010, unless this Agreement has been executed and delivered by Omnicare to McKesson prior to such time.

3.2           This Agreement may be terminated prior to expiration only as follows:

3.2.1
Omnicare may terminate this Agreement [***] in accordance with Sections [***], 13.3 and 13.6.  MHS may terminate this Agreement in accordance with Sections [***], [***], 13.3 and 13.6. Either party may terminate this Agreement upon (i) the other party’s failure to make any payment due hereunder within fifteen (15) days following written notice of such failure or (ii) any other material breach of the Agreement by either party which remains uncured forty-five (45) days following written notice thereof.

3.2.2	Upon the occurrence of any of the following events to a party, the other party may, without prejudice to its other rights, terminate this Agreement upon written notice:

3.2.2.1	If such party shall wind up, liquidate, or dissolve itself; or

3.2.2.2	If such party shall file any petition under any bankruptcy, reorganization, insolvency or moratorium laws, or any other law or laws for the relief of or in relation to the relief of debtors; or

3.2.2.3
If such party shall file any involuntary petition under any bankruptcy statute or a receiver or trustee shall be appointed to take possession of all or a substantial part of its assets which has not been dismissed or terminated within sixty (60) days of the date of such filing or appointment; or

3.2.2.4	If such party shall make a general assignment for the benefit of creditors or shall become unable or admit in writing its inability to meet its obligations as they mature; or

3.2.2.5	If such party shall institute any proceedings for liquidation or the winding up of its business other than for purposes of reorganization, consolidation or merger.

3.2.3	[***]

3.2.4	[***]

3.3           Continuing Obligations.  In the event of a termination hereunder:

3.3.1
Obligations Incurred Prior to Termination.  The liability of each party for obligations incurred prior to the effective termination or expiration date, and any associated finance charges, costs of collection, reasonable attorneys’ fees and late payment fees pursuant to Section 4.6.6, shall survive termination.

3.3.2
Obligation for Additional Products.  Omnicare shall be obligated to purchase from MHS all Additional Products that (i) have been purchased by MHS exclusively for Omnicare as of the date of such termination or notice of termination and (ii) cannot be returned by MHS to the vendor for a full refund.  Omnicare shall pay the original invoice price charged to MHS by the vendor of such Additional Products or the contract price in effect at the time of purchase by Omnicare, if lower, less any cash discount received by MHS.  Any such Additional Product will be saleable, undamaged, have at least six months dating (with the exception of private label items) and will be delivered in one shipment to Omnicare or to a destination designated by Omnicare.  Omnicare shall also be liable for all shipping charges that would otherwise be charged pursuant to the terms of this Agreement.

3.3.3
The following provisions of this Agreement will survive termination or expiration of this Agreement in accordance with their terms: Section 3.3 (Continuing Obligations), Section 4.5 (Cost Verification), Section 4.6.3 (Payment Terms)(with respect to Products ordered and shipped during the Term of this Agreement), Section 4.6.6 (Late Payment Fees), Section 4.6.7 (Right to Change Payment Terms)(with respect to Products ordered and shipped during the Term of this Agreement), Section 4.8, Section 4.9, Section 5.4 (Returned Goods) (with respect to Products ordered and shipped during the Term of this Agreement), Section 5.5 (Product Warranty; Authorized Distributor/Pedigree)(with respect to Products ordered and shipped during the Term of this Agreement), Section 12 (Confidential Information), and Sections 13.3, 13.4, 13.5, 13.7, 13.10, 13.11, 13.12, 13.13, 13.15 (Governing Law), 13.16 (Entire Agreement) and 13.18 (Punitive Damages).

4.	PRICING AND PAYMENT

4.1
[***].  Subject to Subsection 4.2 below, McKesson agrees to distribute and sell Products to Omnicare Facilities [***].  Omnicare may elect to change its payment terms among those set forth in Section 4.6.3, subject to credit approval, [***]. In the event of such change, the pricing set forth in the applicable Pricing Matrices will be adjusted in accordance with the following table:

PAYMENT TERM ADJUSTMENTS FOR ALL FACILITIES

Terms	Adjustment
[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

PRICING MATRIX FOR NON-RETAIL OMNICARE FACILITIES

[***]	[***]	[***]
[***]	[***]	[***]

PRICING MATRIX FOR QUALIFYING RETAIL FACILITIES

[***]	[***]	[***]
[***]	[***]	[***]

PRICING MATRIX FOR NON- QUALIFYING RETAIL FACILITIES

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Pricing incorporates the elimination of [***].  Omnicare reserves the right to review [***].

All Retail Omnicare Facilities will receive [***].

4.1.1	The pricing matrices herein are based on Omnicare [***], and are further conditioned upon Omnicare [***]:

4.1.1.1	[***]

4.1.1.2	[***]

4.1.1.3	[***]

Omnicare can elect to have [***] included in [***], subject to delivery to MHS of reasonably supporting documentation therefor.

If Omnicare fails during [***] to achieve [***] or [***].  Following the giving of any such notice, the parties [***].  If the parties come to agreement [***].  If the parties have not come to agreement [***].  The alternative pricing matrices set forth in Exhibit E attached hereto shall be applied to all purchases under this Agreement during [***] in lieu of the pricing matrices set forth in Section 4.1 above.  For purposes of this Section, “[***]” shall mean [***].  For the avoidance of doubt, the foregoing shall not limit any rights or remedies available to McKesson for breach of Section 2.

4.1.2	If Products purchased by [***] meets or exceeds, for [***], [***]. Following the giving of any such notice, the parties [***].

If Products purchased by [***] during [***] meets or exceeds [***], then [***], and [***] on prior written notice [***].

4.1.3
Beginning on the Effective Date, but subject to the immediately following sentence, McKesson shall provide to Retail Omnicare Facilities the pricing [***] available to Qualifying Retail Facilities based on [***].  For any Non-Qualifying Period, MHS shall apply the pricing [***] available for Non-Qualifying Retail Omnicare Facilities to purchases made by Retail Omnicare Facilities during such Non-Qualifying Period through [***].

4.1.4
Pricing in this Agreement is based upon [***].  In the event of any [***] from any manufacturer [***], Omnicare and MHS will [***].  Should Omnicare and MHS [***], provided that [***] after reasonable written notice thereof, and such purchase [***], provided that nothing in this Section 4.1.4 shall require [***].

4.1.5
From time to time, Omnicare and MHS may enter into separate pricing arrangements for certain [***] Products.  Such [***] Products may be priced in accordance with such separate pricing arrangements and not the Pricing Matrices herein, provided however that purchases of such [***] Products [***].  The list of such [***] Products, current as of the Effective Date, is attached here to as Exhibit D.  Exhibit D may be updated from time to time upon the agreement of the parties.

4.2
Specially Priced Product. The purchase price for selected Products (limited to generic products sold under MHS proprietary generics programs (e.g., McKesson OneStop Generics® Program, Network Net), repackaged pharmaceuticals, [***], private label products, health and beauty care products, medical surgical supplies, home health care/durable medical equipment, Products acquired by MHS from vendors not offering customary cash discounts or other terms, and other Slow Moving and/or non-pharmaceutical, Products) will not be based upon [***] described in Section 4.1 above, but will instead be billed in accordance with the terms and conditions established by MHS (including applicable markup) for such Products.  Products described in this paragraph are sometimes referred to as "Specially Priced Products."

4.3
Taxes.  The foregoing pricing does not include any applicable sales, use, business and occupation, or other taxes on the sale of Products hereunder (other than taxes on McKesson’s net income), which will be added to the pricing of Products sold to Omnicare Facilities.

4.4	[***]. The foregoing pricing [***]. No [***] will [***] in which [***].

4.5
Cost Verification.  Upon Omnicare’s reasonable request and prior written notification, invoices reflecting MHS’ acquisition cost with respect to Products purchased by Omnicare from and after the Effective Date but, in any event, within the prior 12 month period during the Term (excluding purchases of [***]), shall be made available for audit by a representative of Omnicare during business hours. During the six-month period following the Term, Omnicare shall have one opportunity to verify invoices from the last 12-month period of the Term as set forth in this Section 4.5, to the extent not already audited.

4.6	Credit and Payment

4.6.1
MHS will invoice direct to Omnicare for all Products ordered and shipped.  Invoices will not be dated prior to the date of actual shipment.  Omnicare shall be responsible for payment of goods and services provided by MHS to Omnicare.

4.6.2	Invoices shall be in one of MHS’ standard forms selected by Omnicare.

4.6.3
Payment Terms. The following payment terms options for Products covered by this Agreement are available to Omnicare, on at least 30 days’ prior notice, effective beginning in the quarter following such notice; unless, at the time of any election by Omnicare to change its payment terms, its financial condition is not, in the reasonable opinion of MHS, adequate to support such new terms.

4.6.3.1
[***] Prepayment Terms.  The prepayment is a one-time payment equivalent to [***] (based on the most recent three-month purchase history) which is held as a deposit by MHS.  The amount of the required deposit will be adjusted quarterly, and may be adjusted as often as monthly, to cover increases or decreases in purchase volume.  Following such one time payment, all purchases are payable as set forth below under [***] Terms. Payment is required via ACH or other EFT acceptable to MHS.

4.6.3.2	[***] Payment Terms: Invoices dated from [***] are due and payable by [***]. Payment is required once a week via ACH or other EFT acceptable to MHS.

4.6.3.3
[***] Payment Terms: Invoices dated from the [***] are due and payable on the [***].  Invoices dated from the [***] are due and payable on the [***]. Payment is required via ACH or other EFT acceptable to MHS.

4.6.3.4	[***] Payment Terms: Invoices dated from the [***] are due and payable on the [***]. Payment is required via ACH or other EFT acceptable to MHS.

4.6.3.5	Other Payment Terms: As mutually agreed by the parties.

4.6.4
For purposes of this Agreement, "due and payable" means that Omnicare shall make any payments due hereunder on such date as shall be required to provide MHS with good funds in hand on each of the designated due dates specified in the Payment Term section of this Agreement. Omnicare may defer payment with respect to any shortage in a shipment, but only to the extent of such shortage and only if Omnicare has notified MHS of such shortage within three (3) business days of receipt of the shipment.

4.6.5
If Omnicare continues to elect [***] Payment Terms, if the payment due date is a holiday, payment is due and payable on the following day.  If Omnicare elects any other Payment Terms, if the due date falls on a weekend day or holiday, payment is due and payable on the preceding business day.

4.6.6
Late Payment Fees.  Payment by either party other than as stated may result in a late payment fee equal to [***].  A party imposing a late payment fee shall provide courtesy notification to the other party of such fee and the specific payment to which it relates (such notice by McKesson shall be deemed sufficient if made via fax, email or phone call to the attention of Omnicare’s Vice President of Purchasing) within ten (10) days of the late payment.  The late payment fee shall be calculated on the basis [***].  Upon the applicable party’s request, the late payment fee shall be payable in arrears on the 10th and 25th of each month.

4.6.7
Right to Change Payment Terms.  Without limiting MHS’s rights under this Agreement or applicable law, which rights are hereby expressly reserved, MHS reserves the right to change a payment term (including imposing the requirement of cash payment upon delivery with an adjustment in pricing consistent with the pricing matrix in Section 4.1 plus associated additional handling charges) or limit total credit, if Omnicare fails to make any payment in accordance with the terms of this Agreement, except for Excused Late Payments.  “Excused Late Payments” shall mean (i) payments made during the [***] and at a time when [***] and (ii) payments made during the [***] at a time when [***], provided that the payments described in clauses (i) and (ii) occur during the [***]; provided further that the payments described in clauses (i) and (ii) are [***].

4.6.8
[***].  On at least thirty (30) days’ prior written notice to McKesson, Omnicare shall have the right, on a quarterly basis, effective for the following quarter, to elect to have such part of its [***], provided that Omnicare’s election shall cause [***].  Unless and until such notice is given, Omnicare’s [***] will reflect [***]. This [***].  This [***] will be reported and disclosed consistent with Section 13.11.

4.6.9	[***]. Every [***] that is not [***] will be entitled to receive [***], payable [***]. This [***] will be reported and disclosed consistent with Section 13.11.

4.6.10
[***]. Omnicare’s pricing will be [***] in accordance with the table below [***].  [***] pursuant to this Section shall [***].  [***]  This [***] will be reported and disclosed consistent with Section 13.11.

                                              [***]                       [***]
➢ [***]                 [***]
➢ [***]                 [***]
➢ [***]                 [***]

4.6.11
[***].  If an Omnicare Facility elects to [***], the appropriate pricing schedule percentage [***].  Omnicare or any Omnicare Facility may elect to [***].  McKesson reserves the right to disallow a [***].  This [***] will be reported and disclosed consistent with Section 13.11.

4.6.12
[***].  Conditioned upon Omnicare’s [***] exceeding [***] in [***], [***] in accordance with the table below (“[***]”).  Any [***] pursuant to this Section [***].  This [***] will be reported and disclosed consistent with Section 13.11.

[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

4.6.13
OneStop Program.  Omnicare hereby agrees that each Retail Omnicare Facility (other than [***]) will participate in the OneStop Program (each such Retail Omnicare Facility, a “OneStop Facility”).  Omnicare shall have the right to opt out of such participation by providing McKesson at least [***] advance written notice thereof.  Omnicare acknowledges and agrees that Omnicare Facilities [***] with respect to the OneStop Program, including but not limited to any [***], other than as set forth herein.

Omnicare has previously executed and delivered the Retail Omnicare Facility Authorization and agrees to continue to comply with such form.

4.7           [***]

4.7.1	[***]. Omnicare [***] based on [***] as follows:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

4.7.1.1	“[***]” shall mean, with respect to any [***], the [***].

4.7.1.2
If Omnicare in good faith disputes the [***] due to the classification of Pharmaceutical Product as [***] and such classification resulted in [***], Omnicare and MHS [***] within [***] of written notice thereof by Omnicare.  Omnicare shall include in such notice the Pharmaceutical Product(s) which are the basis for such dispute and reasonable supporting documentation for the classification of the Pharmaceutical Product(s) as [***].

4.7.1.3	The above [***] and [***]. This [***] will be reported and disclosed consistent with Section 13.11 (Antikickback Compliance).

4.7.1.4	In the event that MHS [***], MHS [***] on [***] prior written notice, and the parties [***].

4.7.2	Top Tier OneStop Program.

4.7.2.1
Each OneStop Facility may purchase OneStop Program products through the Top Tier OneStop Program.  The current list of Top Tier OneStop Program products available for purchase under the Top Tier OneStop Program (“Program Products”) and the negotiated net prices for each (“Negotiated Net Prices”) is attached hereto as Exhibit C, which may be amended, modified and supplemented from time to time as set forth below (“Program Products”).

4.7.2.2	[***]. [***] shall be [***] followed by [***].

4.7.2.3	[***].

The OneStop Facilities [***] on the [***] commencing on [***].  The [***] will be calculated [***].  For the avoidance of doubt, if [***], Omnicare [***].  For purposes of this Section, “[***]” shall mean [***].

McKesson may offer updated Negotiated Net Prices by [***], which, unless reasonably objected to by Omnicare within [***], shall take effect for [***] until further revised pursuant to this paragraph.  In the event Omnicare objects pursuant to the prior sentence, the parties [***], and the [***] shall take effect on a prospective basis at the start of [***].  The parties agree that such procedures shall be sufficient to amend Exhibit C with out any further action. Notwithstanding the foregoing, nothing in this Agreement shall prohibit McKesson from removing a product from Exhibit C at any time; provided, however, McKesson shall provide Omnicare with prior written notice of such removal (which notice may be made via e-mail).

McKesson [***] no later than [***].  The [***] will be reported and disclosed consistent with Section 13.11 (Antikickback Compliance).

4.7.2.4
If, during the term of this Agreement, Omnicare [***], then McKesson [***].  If McKesson [***], OneStop Facilities [***] the applicable products offered to Omnicare through the Top Tier OneStop Program from McKesson.  If McKesson [***], Omnicare [***] the applicable Program Product from the Top Tier OneStop Program.

4.7.2.5	In the event that McKesson terminates its McKesson OneStop Generics® Program for its customers generally, McKesson [***] on [***] prior written notice, and the parties [***].

4.7.3	[***]. Each Omnicare Facility [***]; provided that, [***]. McKesson [***] no later than [***]. For purposes of this Section, “[***]” shall mean [***].

4.8	Without limiting any other Section of the Agreement, McKesson [***] for [***] against [***].

The [***] pursuant to this Agreement are [***] and will be reported and disclosed consistent with Section 13.11.

4.9
Notwithstanding anything to the contrary set forth in this Agreement, with respect to the partial calendar month and the partial calendar quarter at the beginning of the Term and any partial calendar month or partial calendar quarter at the end of the Term, all [***] will be adjusted downward proportionally to take into account the reduced number of days in such first partial calendar month, first partial calendar quarter, last partial calendar month (if any), and last partial calendar quarter (if any).

5.	DISTRIBUTION SERVICES

5.1.1
Agreement to Distribute.  Subject to the pricing and other terms and conditions of this Agreement, MHS agrees to sell and distribute all pharmaceutical products (whether over-the-counter, prescription, or scheduled pharmaceuticals) and related healthcare products normally stocked by a wholesale pharmaceutical distributor to eligible Omnicare Facilities. An Omnicare Facility may from time to time request that additional products (“Additional Products”) be stocked by MHS to satisfy such Omnicare Facility's reasonable needs.  Such request shall be in writing, and shall be accompanied by a utilization estimate of the Additional Products meeting the manufacturer’s minimum order requirements. All manufacturers of Additional Products must offer industry standard trade terms and must meet MHS’ standard indemnification, insurance and other requirements to become an approved vendor. Subject to Section 2.1.4, sales and distribution may be on a Direct Store Delivery or Dock-to-Dock basis.

5.1.2
Ordinary course orders for products to be shipped to Omnicare non-warehouse facilities in normal volumes and regular purchase velocity will be handled as Direct Store Delivery.  Orders that are in excess of [***], except that the following categories of sales [***]:

5.1.2.1	Sales of [***], orders which are (i) consistent with [***]; (ii) repeated in [***]; (iii) from vendors that have approved such [***]; and (iv) as to which Omnicare agrees to purchase [***].

5.1.2.2
[***], upon such prior notice as is reasonably required for the parties to obtain [***], which shall initially be no less than [***], and which shall be adjusted by good faith agreement of the parties based on their joint experience in obtaining such [***].

5.2           Ordering

5.2.1	Electronic Transmission. All Omnicare Facilities purchasing Products hereunder are required to transmit their orders electronically via MHS’ toll-free order entry system.

5.3	Delivery

5.3.1
Scheduled Deliveries.  MHS will make one (1) delivery per day, Monday through Friday (excluding holidays), to each of the Omnicare Facilities.  MHS will make all Monday – Friday regular deliveries to Omnicare no later than 10:00 am.  Omnicare or the individual Omnicare location may charge MHS [***] for any delivery that is delivered later than [***].

5.3.2
Order Transmission Times.  Orders transmitted to MHS by the local distribution center's order transmission deadline shall be delivered on the next business day.  Order cut off time for transmissions Sunday through Thursday shall be no earlier than 7:00pm.

5.3.3
F.O.B.  All deliveries of Products will be F.O.B. destination to the Omnicare Facilities within the United States at their respective addresses set forth on Exhibit B, except in the states of Hawaii and Alaska in which delivery fees may apply.

5.3.4	Transportation. MHS may make deliveries to Omnicare Facilities by MHS’s trucks, common carriers or other means selected by MHS.

5.3.5
Emergency Service.  MHS provides emergency service twenty-four (24) hours per day, seven (7) days per week.  MHS will make available to each Omnicare Facility emergency telephone and pager numbers for primary and secondary contacts at each distribution center which services such Omnicare Facility.  Extraordinary delivery costs (e.g., air freight shipments and after hours delivery services) will be at the expense of the Omnicare Facility.  Each Omnicare Facility will be allowed [***].  Each [***] will be subject to the fee table below:

Via:	Fee:
Will Call	[***]
Ground	[***]
Two Day	[***]
Overnight	[***]

*Note: There are restrictions on hazardous items (which are shipped via ground courier) and controlled substances (which must be filled by the primary Distribution Center).

5.3.6
Disaster Plan.  MHS has a plan to provide for delivery in the event of a natural disaster.  MHS’ local distribution center will assist the Omnicare Facility in developing and implementing a custom procurement plan to respond to natural disasters which affect such Omnicare Facility and/or such distribution center.

5.3.7
Alternate Sourcing of Product.  In the event a distribution center is out of a particular product, MHS can ship shorted product(s) from another MHS distribution center and the product will be delivered within 48 hours.  When requested by an Omnicare Facility before 1:00pm, MHS will make reasonable efforts to have the required product alternate sourced and delivered within 24 hours of the request.

5.3.8
Shipments will be in accordance with all applicable regulations and packaging requirements. Cytotoxic agents are shipped in special plastic wrapped bags with special oncology logo attached for identification purposes. All products that are temperature sensitive will be shipped with the appropriate protective packaging.

5.3.9
Order Separation by Department or Cost Center: MHS agrees to deliver Product to an Omnicare facility sorted by the designated departments if Omnicare transmits orders separated by department via McKesson’s electronic ordering system.

5.3.10	Material Safety Data Sheet: When requested by an Omnicare Facility, MHS will provide Material Safety Data Sheets.

5.4
Returned Goods.  Subject to any applicable federal and/or state law, rule or regulation (including without limitation laws, rules and regulations of the State of Florida), MHS will process returned goods for items purchased by Omnicare from MHS, in accordance with this Returned Goods Policy (which is subject to change by MHS under the circumstances described in Section 5.4.7, effective upon thirty (30) days' prior notice to Omnicare), as follows:

5.4.1 Definitions

5.4.1.1	Saleable Products shall include the following:

•	Products are determined saleable by MHS based upon the ability to resell the item without special handling, refurbishing or other expense; or

•	Saleable Products must have dating of the then current month plus six (6) months remaining until expiration. Exceptions to this dating policy are:

i)	Refrigerated and other temperature-controlled Products; or

ii)	Products deemed permanently short-dated by MHS and manufacturers.

In the above-specified instances as set forth in Subsections 5.4.1.1(i) and (ii), the Omnicare Facility shall be permitted to return the Products with the then current month plus three (3) months remaining until expiration.

5.4.1.2	Unsaleable Products shall include the following:

•	Products with less than the then current month plus six (6) months remaining until expiration (except as otherwise provided in Section 5.4.1.1);

•	Products with torn or damaged packaging;

•	Products with labels attached (prescription or price sticker);

•	Products that are soiled, stained or worn;

•	Products that fail to have a safety or security seal intact; or

•
Products returned to McKesson that do not include such Omnicare Facility’s signature on the returns authorization form to assure that the Product has been stored and protected under proper conditions specified by the manufacturer.

5.4.1.3	MHS reserves the right to determine whether a Product is saleable or unsaleable upon inspection of the returned item.

5.4.2           Products Authorized For Return to MHS

  Omnicare must provide signed verification certifying that proper conditions for storage, handling and shipping have been maintained for all Products returned to McKesson.

5.4.2.1
Saleable Product and Unsaleable Product purchased from MHS, unless otherwise blocked for return as required by manufacturer return policies, regulatory requirements, or where MHS is unable to obtain financial reimbursement from the manufacturer.   ;

5.4.2.2	Unsaleable Products purchased from MHS which can be returned by MHS to the manufacturer according to their policy;

5.4.2.3	McKesson Private Label Products (Valu-Rite®, Health Mart®, and SunmarkTM )

5.4.2.4
Products recalled by a manufacturer or in the case of a manufacturer  withdrawing the Product from market in original manufacturer containers.  Authorized returns of partials require the Omnicare Facility to include pill counts, NDC and lot number for any Products not returned in its original manufacturer container.

5.4.3	Products not eligible for return shall include the following:

•	Products that were not purchased from MHS;

•	Products that are not physically carried by MHS;

•	Expired Products that go beyond a manufacturer’s acceptable return period;

•	Saleable Products that have been improperly stored (unless returnable as an Unsaleable Product);

•	Unsaleable returns of Customer’s or its group purchasing organization’s private label Products;

•	Products not in their original container;

•	Products requiring refrigeration except for Products shipped by McKesson in error or received damaged, or signed and verified by Omnicare that the Product integrity is intact;

•	Repackaged Products (includes RxPak, overbag or “Robot-ready” products) that have less than nine (9) months dating or are defined as Unsaleable Product;

•	Products discontinued by manufacturer and no longer stocked by MHS;

•	Controlled Substances containing hazardous materials;

•	Partial bottles, liquids and other containers (except in the instance of recall of a Product) other than Controlled Substances;

•	Schedule II Controlled Substances (as evaluated on individual return requests); or

•	Products damaged or defaced at the Omnicare Facility location or on the shelf (unless returnable as Unsaleable Product).

5.4.4
Product Shortages and Mispicks.  MHS will provide credit for Product shortages and mispicks, provided that (x) Omnicare or the Omnicare Facility provides McKesson the applicable invoice number and (y) any claim is submitted within [***] of the original invoice date.  Claims filed after [***] will not be considered.

5.4.5	[***]. MHS will provide the following [***] as calculated from the date of [***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Omnicare Facility Eligibility

                Any existing or future owned or managed Omnicare Facility shall be eligible for returns and percentage of credit provided under this Agreement.

5.4.6	Pricing Determination on Returned and Recalled Goods

MHS will use the invoice price when an Omnicare Facility provides a valid invoice number.

If no invoice number is provided, the following pricing rules will apply:

•	For Products which are Contract Products on the date the return authorization is created, an Omnicare Facility will be credited the Contract Price.

•	For non-Contract branded Rx/OTC Products, an Omnicare Facility will be credited a weighted average price based on such Omnicare Facility’s past twelve (12) month purchase history.

•	For non-Contract Generic Products, an Omnicare Facility will be credited the lowest price paid by such Omnicare Facility over the past twelve (12) months.

•
For non-Contract Products purchased more than 12 months prior to the date the return authorization is created, an Omnicare Facility will be credited the manufacturer's published acquisition cost (exclusive of cash discounts) on the date of the of the return authorization.

Any handling charges will apply where appropriate to the determined price.

Final credit issued is based upon the condition and timing of the returned goods to MHS.

5.4.7	Notification of Changes

MHS reserves the right to change the above stated Returned Goods Policy at any time with thirty (30) days' notification to Omnicare, provided such changes are necessary in MHS’ reasonable opinion to comply with changes in applicable law or other governmental requirements or reflect changes in manufacturer return policies.

5.5
Product Warranty; Authorized Distributor/Pedigree. McKesson warrants and guarantees to Omnicare that as of the date of delivery, the Products will not be adulterated, misbranded or counterfeit drugs within the meaning of the Federal Food, Drug and Cosmetic Act, 21 U.S.C. 301 et seq., as amended (the “Act”) and in effect at the time of such delivery or within the meaning of any applicable state or municipal law  and such Product is not, at the time of such delivery, merchandise which may not be introduced into interstate commerce under the provisions of Sections 404 or 405 of the Act (21 U.S.C. 344 and 355).  Without limitation of the foregoing, McKesson warrants and guarantees that each Product will be handled by it in compliance with all applicable legal requirements and such applicable manufacturer specifications to the extent communicated from manufacturer to McKesson (including, without limitation, appropriate temperature control.)  McKesson further warrants and guarantees to Omnicare that McKesson is, and at all times during the Term of this Agreement will be, an authorized distributor of record for each of the Products and will, unless otherwise agreed by the parties, deliver the Products with any legally required pedigree in compliance with the Prescription Drug Marketing Act ("PDMA"), which added section 503(e) to the Food, Drug, and Cosmetic Act (21 U.S.C. 353(e)), applicable regulations set forth at 21 C.F.R Part 203.50 and all applicable State laws.

6.	SERVICE LEVEL

[***].  For purposes of this Agreement, the following inventory management definitions and service level performance commitments are outlined below:

6.1	Definitions:

6.1.1
[***] shall mean an MHS system that [***].  Items are [***].  The [***] are determined by [***].  Specifically, the [***] are used to determine an [***].  The [***].  [***] are set at the account level.   Items that are [***] are [***].  For example, [***].  Items with variability in actual or anticipated demand are typically [***].

This program is not designed to restrict the customer’s ability to do business effectively.  If an Omnicare Facility [***].   MHS requires [***].  If the [***], MHS will require [***].  A [***] will also require [***].  MHS will provide Omnicare on [***]. [***] applied to Omnicare orders shall be [***].

6.1.2
Manufacturer Unable to Supply (MUS) items are items unable to be supplied due to the manufacturer’s inability to meet market demand.  These are shortages typically greater than 3-5 business days.  Orders received partially complete, orders received after their scheduled delivery day, and orders not shipped to the distribution center leading to an omit are classified as a MUS. MHS will validate with the supplier the reason of the shortage and expected resolution.  The reasons for MUS may include production delays, quality control issues, raw material shortages, discontinuation of product, and recalls.

6.1.3	Temporary outs shall mean short term outages that are not attributed to a manufacturer supply issue. The reasons for temporary outs may include:

• Lead time variability
• Demand variability
• Cycle count discrepancies
• Delays in receiving

6.2
MHS shall maintain a [***] line adjusted service level on Omnicare’s top 200 dollar volume items, and a [***] line adjusted service level on all of Omnicare’s items.  MHS shall deliver to Omnicare a quarterly written report showing its line adjusted service level for each calendar quarter of the Term, including a detailed calculation of same, not later than thirty (30) business days after the end of each such quarter.  Service level is defined as the total number of lines shipped divided by the total number of lines ordered, minus the following exclusions:

•	Manufacturer Unable to Supply (MUS)
•	Products not stocked by MHS
•	All discontinued items or items recalled by manufacturer
•	Product reordered within 48 hours of an original shortage
•	Products whose usage exceed 150% of the most recent average without notice
•	Products supplied through alternate source or product substitution delivered by the following day.

Partial lines will be counted as the actual percentage of the line filled (e.g., 6 of 10 equal 60% of the line

6.3
In the event MHS fails to maintain the [***], MHS will credit such Omnicare Facility in an amount equal to [***].  So long as MHS is current in the crediting of such amounts, such failure shall not in itself constitute a default hereunder.

6.4
MHS will provide Omnicare a monthly summary of all items omitted due to manufacturer unable to supply (MUS).  This summary shall be in the electronic media format currently in use between the parties, or such other format as the parties may mutually agree upon from time to time.

6.5	Implementation of New or Newly Acquired Omnicare Facilities. New or newly acquired Omnicare Facilities [***] of (i) [***] and (ii) such [***].

7.           CONTRACT MANAGEMENT

7.1
MHS agrees to service all manufacturers’ contracts negotiated by Omnicare, provided such manufacturers are approved suppliers of MHS that have satisfied its indemnification, insurance and other corporate requirements. Products will be supplied at Omnicare’s negotiated contract price plus MHS’ applicable markup or discount as described in the Cost of Goods section above.

7.2
MHS is able to [***]. MHS will load [***].  MHS will load the files electronically or manually depending on the medium in which the bid file data is furnished to MHS. All [***]. As deemed eligible by manufacturers, for [***], Omnicare will receive the [***], unless Omnicare notifies MHS otherwise.

7.3
MHS shall have up to forty-five (45) days to perform the initial loading of a group purchasing organization contract from receipt of the notification from the group purchasing organization.  Thereafter, MHS will load vendor contract updates within five (5) business days after the applicable bid file data is furnished to MHS by Omnicare’s group purchasing organization and confirmed by the vendor.

7.4
An Omnicare Facility's eligibility for participation under a vendor contract must be authorized by the vendor, Omnicare and/or Omnicare’s group purchasing organization before the contract is loaded by MHS for such Omnicare Facility.  Each Omnicare Facility and Omnicare shall be liable for unpaid chargebacks resulting from eligibility and/or pricing issues. Omnicare is also responsible for denied chargebacks due to the lack of proper notification of group membership.

7.5
In the event a vendor: (i) makes an assignment for the benefit of creditors, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, or if a receiver or trustee is appointed with respect to a substantial part of the vendor's property or a proceeding is commenced against it which will substantially impair its ability to pay on chargebacks; or (ii) otherwise defaults in the payment of chargebacks to MHS, Omnicare shall be invoiced and become liable for the unpaid chargebacks allocable to its purchases from such vendor.

7.6
Price Discrepancy Process. The MHS contract pricing specialist assigned to Omnicare will [***] to address price file accuracy.  Omnicare will submit to MHS [***].  Omnicare will [***] to submit all claims for such credits and any other documentation related to the pricing discrepancy [***]. With the data received from Omnicare, MHS will [***].  All discrepancies between Omnicare’s information and the MHS file information will be [***].

7.7
Should pricing information from Omnicare and the MHS contract pricing file conflict, the documentation from the manufacturer shall take precedence.  Omnicare has the right to directly contact the manufacturer for verification of contract pricing.

7.8	As a result of MHS research, if credit is required to correct a contract pricing error, MHS will complete this process within fifteen (15) days of verification of the correct price.

7.9
MHS will credit Omnicare for all price errors that are validated during this fifteen (15) day period; in the event that MHS is unable to complete its research within the fifteen (15) day period, MHS will reimburse Omnicare for the reported price discrepancies.  Such credit will be offset by researched and reconciled add bills from denied chargebacks by manufacturers and approved for payment according to the then current payment terms if the dollar amount of add bills exceed credit and re-bills.

7.10
Omnicare shall be responsible for notifying vendors and MHS of any change in membership.  Each Omnicare Facility’s membership must be authorized by the vendor and the group purchasing organization before contracts are loaded to the account. (Notification should be sent to the National Processing Center, McKesson Health Systems, 1220 Senlac, Carrollton, TX 75006.)  The membership notification process can be set up for electronic transmission.

7.11	When requested by Omnicare, MHS will provide reasonable pricing verification and/or proof of delivery for shipments pursuant to a bona fide request by Omnicare.

8.           ORDERING EQUIPMENT AND REPORTS

8.1
One (1) Telxon hand held electronic order entry unit with a bar code scanning wand will be supplied to each Omnicare Facility at no charge upon such Omnicare Facility’s request.  Additional Telxon units are available for Thirty-Five Dollars ($35.00) per month per Telxon.  To accommodate annual physical inventories, a reasonable number of additional Telxon units will be loaned to Omnicare Facilities at no charge for a 3-week period, not to exceed four such requests per year.

8.2
As a replacement to the EconoLink system, McKesson Connect is offered to each Omnicare Facility at no charge and shall be subject to a separate license agreement between the parties governing use and maintenance.

8.3	MHS shall provide Omnicare Corporate Headquarters with access to McKesson Connect and corporate office management reporting.

8.4
MHS shall retain title to all hardware provided hereunder and Omnicare Facilities shall return same to MHS upon the earlier of termination of this Agreement or termination of such Omnicare Facility's use of MHS as Prime Vendor.

8.5
In the event MHS discontinues use of Telxon, EconoLink2000 system, Group EconoLink2000 system and/or McKesson Connect during the term of this Agreement, and replaces it with another service offering, MHS will make such replacement offering available to Omnicare Facilities at no charge.

8.6	Shelf Labels & Price Stickers. MHS will supply each Omnicare Facility with bar-coded shelf labels and price stickers at no charge via the McKesson Connect functionality.

9.	ACCOUNT MANAGEMENT

9.1
Account Manager.  MHS shall furnish to all Omnicare Facilities a professional account manager knowledgeable in the various aspects of pharmacy purchasing to assist on an as-necessary basis in inventory control and management, ordering processes and problem solving.  Routine visits shall be made monthly unless otherwise determined between MHS and the Omnicare Facility. Business Planning and Review Meetings will be scheduled quarterly.

9.2
Quarterly Business Reviews.  Omnicare and MHS shall conduct quarterly business reviews to include appropriate management and maintain focus on the critical metrics of performance within the scope of this Agreement, and the key initiatives for the success of both organizations.

10.	OMNICARE’S REPRESENTATIONS

Omnicare represents that:

10.1	Omnicare understands that nothing herein shall restrict or limit MHS in any way with respect to the prices it may charge to Omnicare Facilities for products not covered under this program.

10.2
All Products purchased by non-Retail Omnicare Facilities are purchased for dispensing to patients of such Omnicare Facilities or for such patients’ own use and, further, shall not be resold or used for any other purpose.

[EXCEPT FOR SECTION HEADINGS, THE NEXT TWO PAGES OF THE AGREEMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

11.	[***]

11.1	[***]

11.2	[***]

11.3	[***]

11.4	[***]

11.5	[***]

12.	CONFIDENTIAL INFORMATION

12.1
Confidential Information. Except as specifically set forth in Section 12.2, neither party shall, without the prior written consent of the other party, provide, disclose, transfer or otherwise make available any Confidential Information, or any portion or copy thereof, to any third party.  Each party shall take the same security precautions to protect against disclosure or unauthorized use of the Confidential Information that it takes with its own confidential information of a similar kind, which in no event shall be less than a reasonable standard of care to prevent any such disclosure or unauthorized use.  For purposes of this Agreement, “Confidential Information” shall mean all non-public information relating to the other party’s business, including (i) technical, marketing, financial, personnel and planning information and medical records, (ii) other information that is marked confidential or which the receiving party should reasonably to know to be confidential given the nature of the information and the circumstance of disclosure, and (iii) this Agreement and the terms and conditions hereof; provided, however, that Confidential Information will not include any information:

12.1.1	lawfully obtained or created by either party independently of, and without use of, Confidential Information and without breach of any obligation of confidence;

12.1.2	that is in or enters the public domain without breach of any obligation of confidence; or

12.1.3
required to be disclosed by law, to the extent required to comply with that legal requirement, provided that the party making such disclosure will promptly notify the other party of such requirement and allow the other party a reasonable opportunity to request confidential treatment of such information.

12.2
Use and Disclosure. Notwithstanding the requirements of Section 12.1, each party may (i) disclose Confidential Information to its employees or contractors solely to the extent that they need to know such Confidential Information for the purposes of this Agreement, and who are bound by confidentiality terms with respect to that Confidential Information no less restrictive than those contained in Section 12.1;and (ii) use  Confidential Information  only for the purpose of performing its obligations under this Agreement.

12.3
Return of Confidential Information.  Each party will return to the other party, and destroy or erase all of the other party’s Confidential Information in tangible form, upon the expiration or termination of this Agreement, and each party will promptly certify in writing to the other party that it has done so.

12.4
Use of Purchase Information.  Without limiting the generality of the foregoing provisions of this Section 12, McKesson will not distribute Omnicare purchase information for reasons other than the submission of chargeback requests to the manufacturer, without the express written authorization of an officer of Omnicare.

13.	MISCELLANEOUS

13.1	External Event.

13.1.1
For purposes of this Section, an “External Event” shall mean an event or series of events [***] that has or is likely to have [***].    By way of illustration and not of limitation, an External Event may include [***]. In response to [***].  The [***] shall identify [***].  As soon as practicable after receipt of such [***], but in any event [***].  Simultaneously with such receipt, [***], which notice shall set forth [***].  If, [***], the parties [***].  If there [***].

13.1.2
Each party agrees that prior to filing any lawsuit or other legal action against the other party regarding any issue or dispute arising out of or otherwise relating to this Section 13.1, the parties will submit such issue or dispute to mediation pursuant to Section 11.5 of this Agreement.

13.2
Assignment.  Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party, which consent will not be unreasonably withheld; provided, however, that Omnicare may assign its rights and obligations under this Agreement, without the prior written consent of McKesson, to a successor to Omnicare’s business by reason of merger, sale of all or substantially all of Omnicare’s assets or similar transaction; provided, further, however, that MHS may assign its rights and obligations under this Agreement, without the prior written consent of Omnicare, to a subsidiary or parent of MHS (but in such event MHS shall remain liable for any nonperformance of this Agreement by its assignee unless otherwise agreed to with Omnicare).

13.3
Severability.  If all or part of a provision of this Agreement is found illegal or unenforceable in a respect not material to either party, it will be enforced to the maximum extent permissible, and the legality and enforceability of the remainder of that provision and all other provisions of this Agreement will not be affected.  If all or part of a provision of this Agreement is found illegal or unenforceable in a respect material to either party, it will also be enforced to the maximum extent permissible, and the legality and enforceability of the remainder of that provision and all other provisions of this Agreement will not be affected; provided, that the parties shall negotiate in good faith to replace such illegal or unenforceable provision with a provision which is legal and enforceable and achieves the same objective to the greatest extent possible; provided, further, that if the parties are unable to reach agreement upon such a replacement provision within thirty (30) days after the provision in question is declared illegal or unenforceable, any party materially and adversely affected by such determination shall be entitled to terminate this Agreement by giving the other party not less than sixty (60) days’ written notice of termination.

13.4
Notices.  All notices directed to the parties' legal rights and remedies under this Agreement will be provided in writing and will reference this Agreement.  Such notices will be deemed given: (i) if sent by facsimile, when complete transmission to the recipient is confirmed by the sender's facsimile machine; (ii) if sent by postage prepaid registered or certified U.S. Post mail, then five (5) working days after sending; or (iii) if sent by commercial courier, then at the time of receipt confirmed by the recipient to the courier on delivery.  All notices to a party will be sent to its address set forth below, or to such other address as may be designated by that party by notice to the sending party in accordance with this section:

If to MHS:

McKesson Corporation
One Post Street, 22nd Floor
San Francisco, California 94104

Attention:      Director, Deal Development
McKesson Corporation
Fax: (415) 983-8650

With a copy to:

Law Department
McKesson Corporation
One Post Street, 33rd Floor
San Francisco, California  94104
Attention:     Counsel
McKesson Health Systems
Fax: (415) 983-9369

If to Omnicare, Inc.:
Omnicare, Inc.
1600 RiverCenter  II
                                100 East RiverCenter Blvd.
                                Covington, KY 41011
Attention:   Dan Maloney
                     Vice President - Purchasing
                     Fax: (859) 392-3333
                     Phone: (859) 392-3356

With a copy to:

General Counsel
Omnicare, Inc.
1600 RiverCenter  II
100 East RiverCenter Blvd.
Covington, KY 41011
Fax: (859) 392-3333
Phone: (859) 392-3300

13.5	Waiver. Any failure of a party to exercise or enforce any of its rights under this Agreement will not act as a waiver of such rights.

13.6
Force Majeure.   A party will not be liable to the other party for any failure or delay in performance caused by fires, shortage of materials or transportation, government acts, acts of terrorism, or any other matters beyond the first party's reasonable control, and such failure or delay will not constitute a material breach of this Agreement.  A party shall give the other party prompt written notice of any event excusing its nonperformance pursuant to this Section, including a detailed description of such event, the exact nature and extent of such party’s nonperformance caused thereby and the anticipated duration of same.  A party shall give the other party further written notice of the end of any force majeure event.  In the event that a party’s non-performance pursuant to this Section continues for more than sixty (60) days and such non-performance is material to the other party, the other party may terminate this Agreement by giving written notice of termination to the other party.  Notwithstanding anything to the contrary set forth in this Agreement, to the extent that McKesson’s material failure to supply Products is excused pursuant to this Section, during the period of non-performance contemplated herein (a) Omnicare shall be entitled to obtain Products from one or more alternate suppliers to the extent McKesson is unable to supply such items, and (b) if such nonperformance results in Omnicare failing to satisfy any commitment or condition hereunder, Omnicare shall not be deemed to have failed to satisfy such commitment or condition.  Upon the termination of any force majeure event, Omnicare’s duties and obligations under this Agreement shall simultaneously and automatically resume.

13.7	Amendment. This Agreement may be modified, or any rights under it waived, only by a written document executed by both parties.

13.8
Publicity.  Following the execution of this Agreement, the parties may issue a joint press release or other public announcement regarding the execution of this Agreement, in such form as mutually agreed by the parties.  No other public announcement or press release regarding this Agreement or the activities performed under this Agreement shall be made by either party except as may be required, upon the advice of independent counsel to such party, in order to prevent liability to such party under applicable securities laws or otherwise with the prior written consent of the other party.

13.9	Counterparts. The parties may execute this Agreement in one or more counterparts, each of which will be an original, and which together will constitute one instrument.

13.10
Relationship of Parties.  Each party enters into and performs this Agreement as an independent contractor of the other party.  This Agreement will not be construed as constituting a relationship of employment agency, partnership, joint venture or any other form of legal association, except as expressly set forth in this Agreement.  Each party will have no power, and will not represent that it has any power, to bind the other party or to assume or to create any obligation or responsibility on behalf of the other party or in the other party's name.

13.11
Antikickback Compliance.  IT IS THE INTENT OF THE PARTIES TO ESTABLISH A BUSINESS RELATIONSHIP WHICH COMPLIES WITH THE MEDICARE AND MEDICAID ANTI-KICKBACK STATUTE AS SET FORTH AT 42 U.S.C. §1320a-7b(b).  IN ACCORDANCE WITH 42 C.F.R.§ 1001.952(h), MHS (AS SELLER) WILL (A) FULLY AND ACCURATELY REPORT ANY DISCOUNT ON INVOICES, STATEMENTS, OR REPORTS SUBMITTED TO OMNICARE OR OMNICARE FACILITIES, OR (B) WHERE THE VALUE OF A DISCOUNT IS NOT KNOWN AT THE TIME OF A SALE, FULLY AND ACCURATELY REPORT THE EXISTENCE OF A DISCOUNT PROGRAM ON THE INVOICE, STATEMENT, OR REPORTS SUBMITTED TO OMNICARE OR OMNICARE FACILITIES AND, WHEN THE VALUE OF THE DISCOUNT BECOMES KNOWN, PROVIDE OMNICARE AND OMNICARE FACILITIES WITH DOCUMENTATION OF THE CALCULATION IDENTIFYING THE SPECIFIC GOODS OR SERVICES PURCHASED TO WHICH THE DISCOUNT WILL BE APPLIED TO OMNICARE AS BUYER.  WHERE A DISCOUNT OR OTHER REDUCTION IN PRICE IS APPLICABLE, THE PARTIES ALSO INTEND TO COMPLY WITH THE REQUIREMENTS OF 42 U.S.C. §1320a-7b(b)(3)(A) AND THE “SAFE HARBOR” REGULATIONS REGARDING DISCOUNTS OR OTHER REDUCTIONS IN PRICE SET FORTH AT 42 C.F.R. §1001.952(h).  IN THIS REGARD, THE PARTIES ACKNOWLEDGE THAT MHS WILL SATISFY ANY AND ALL REQUIREMENTS IMPOSED ON SELLERS BY THE SAFE HARBOR AND OMNICARE AND/OR OMNICARE FACILITIES WILL SATISFY ANY AND ALL REQUIREMENTS IMPOSED ON BUYERS.  THUS, OMNICARE  AND/OR OMNICARE FACILITIES WILL ACCURATELY REPORT ON THE APPLICABLE COST REPORT, UNDER ANY STATE OR FEDERAL PROGRAM WHICH PROVIDES COST BASED REIMBURSEMENT TO OMNICARE FOR THE PRODUCTS AND SERVICES COVERED BY THIS AGREEMENT, THE NET COST ACTUALLY PAID BY AN OMNICARE FACILITY, AND FOR ANY FEDERAL HEALTH CARE PROGRAM WHICH PROVIDES CHARGE-BASED REIMBURSEMENT TO OMNICARE FACILITIES OMNICARE AGREES TO MAKE AVAILABLE, UPON REQUEST BY THE SECRETARY OF THE U.S. DEPARTMENT OF HEALTH AND HUMAN SERVICES OR A STATE AGENCY, INFORMATION PROVIDED TO OMNICARE BY MCKESSON CONCERNING DISCOUNTS PROVIDED PURSUANT TO THIS AGREEMENT.  MCKESSON HAS INFORMED OMNICARE OF OMNICARE'S FEDERAL STATUTORY AND REGULATORY REPORTING OBLIGATIONS.  IN THE EVENT EITHER PARTY DETERMINES THAT THIS DISCOUNT PROGRAM MAY NOT COMPLY WITH SUCH STATUTES, THE PARTIES AGREE TO WORK TOGETHER TO ESTABLISH A DISCOUNT STRUCTURE THAT MEETS THE REQUIREMENTS OF SUCH STATUTES.  TO THE EXTENT ANY APPLICABLE LAW, REGULATION, OR GOVERNMENTAL OR JUDICIAL ORDER REQUIRES DISCLOSURE TO ANY GOVERNMENTAL AGENCY OF ANY INFORMATION REGARDING MHS’S SALE OF PRODUCTS TO OMNICARE UNDER THIS AGREEMENT MHS WILL USE REASONABLE BEST EFFORTS TO PROVIDE OMNICARE PRIOR NOTICE BEFORE MAKING SUCH DISCLOSURE.

13.12
COMPLIANCE WITH "ANTI-KICKBACK STATUTE".  The Parties hereby certify that they will not violate the Medicare/Medicaid Anti-Kickback Statute, 42 U.S.C 1320a-7b(b), with respect to the performance of this Agreement.

13.13
Construction of Agreement.  This Agreement has been negotiated by the parties and its provisions will not be presumptively construed for or against either party.  The headings and section titles in this Agreement are used for convenience only, and will not affect the construction or interpretation of this Agreement.

13.14	[***]. MHS shall use [***] to provide Omnicare [***].

13.15	Governing Law. This Agreement and all rights and liabilities of the parties shall be subject to and governed by the substantive law (and not the choice of law rules) of the State of New York.

13.16
Entire Agreement.  This Agreement embodies the entire agreement between the parties with regard to the subject matter hereof and supersedes all prior agreements, understandings and representations (including without limitation, that certain Prime Vendor Agreement for Pharmaceuticals between MHS and Omnicare made December 22, 2003 and effective January 1, 2004, as amended, certain Letters of Understanding between MHS and Omnicare dated January 28, 2007 and December 1, 2008) with the exception of any separate pricing arrangements for certain Generics Products as contemplated under Section 4.1.4, or any promissory note, security agreement or other credit or financial related document(s) executed by Omnicare or between Omnicare and McKesson.  This Agreement may not be modified, supplemented or extended except by a writing signed by both parties. This Agreement supersedes any and all prior MHS agreements and discount plans in which any Omnicare Facility may currently be participating.

13.17
Nothing in this Agreement shall be construed as requiring McKesson to perform any obligations hereunder or engage in any action or omission that McKesson reasonably determines as violating or puts McKesson in jeopardy of violating any applicable law.  Without limiting the generality of the foregoing, McKesson shall comply with all applicable laws, rules, regulations, ordinances and governmental requirements, guidelines and pronouncements relating to controlled pharmaceutical drugs (“Controlled Substances”), including but not limited to the Federal Controlled Substances Act and regulations promulgated thereunder by the Drug Enforcement Administration.  In the event that (i) performance of the terms of this Agreement would cause McKesson, in its reasonable determination, to be noncompliant with or in jeopardy of being noncompliant with any federal, state or local law, rule, regulation or ordinance or any governmental requirement, guideline or pronouncement involving Controlled Substances or any other regulated products or activities, including but not limited to the Drug Enforcement Administration’s regulatory requirements for verifying its customers and reporting suspicious or excessive orders, or (ii) McKesson receives a complaint, notice, warning letter or other communication from a governmental agency alleging noncompliance with any Controlled Substances laws, rules or regulations in relation to McKesson’s distribution of the Pharmaceutical Products under this Agreement or to Omnicare’s actions or omissions with respect to Controlled Substances or any other regulated products or activities, McKesson shall have the right, within its sole and absolute discretion, to limit or deny any order for Controlled Substances as warranted by McKesson’s established diversion monitoring program.

13.18	Punitive Damages. NEITHER PARTY SHALL HAVE ANY LIABILITY FOR ANY PUNITIVE OR EXEMPLARY DAMAGES, WHETHER OR NOT SUCH PARTY IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

13.19
[***].  Omnicare agrees to provide MHS, through its division McKesson Packaging Services, [***].  Omnicare further agrees to provide MHS [***].  If MHS [***], Omnicare agrees to [***]; subject to Omnicare reasonably determining that [***].

13.20	This Agreement covers the distribution of Products within the United States, Puerto Rico and the United States territories.

EXECUTION COPY

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year written below.

OMNICARE, INC.	MCKESSON CORPORATION
By: /s/ Dan Maloney	By: /s/ Paul Julian
Signature Dan Maloney	Signature Paul Julian
Printed Name Vice President - Purchasing	Printed Name Executive Vice President and Group President
Title July 26, 2010	Title July 26, 2010
Date	Date

EXECUTION COPY

EXHIBIT A

DEFINITIONS

“ACH” means automated clearing house.

“Additional Products” has the meaning set forth in Section 5.1.1.

“[***]” has the meaning set forth in Section [***].

“[***]” means, for [***].

“[***]” for [***] means [***].

“[***]” for [***] means [***].

“[***]” will be determined by [***].

“[***]” means [***].

“Confidential Information” has the meaning set forth in Section 12.1.

“Contract Price” means the cost (before distribution fees) for a Contract Product determined pursuant to the pricing contract (to which MHS has access) negotiated by Omnicare or the group purchasing organization to which it is a member and the manufacturer of the Contract Product.

“Contract Product” means a Product for which Omnicare is entitled to a Contract Price (via a chargeback to be processed through MHS) pursuant to a pricing contract negotiated by Omnicare or a group purchasing organization of which it is a member and the manufacturer of such Contract Product.

“Contract Year” has the meaning set forth in Section 3.1.

“[***]”  means: [***].

“Direct Store Delivery” or “DSD” means sales from McKesson’s inventory to non-warehouse Omnicare Facilities.

”Dock-to-Dock” or “DTD” sales means sales of products pursuant to orders which are outside of normal direct store delivery to Omnicare Facilities supported by MHS’ forward distribution centers and which are not received into MHS’ inventory system, but are either shipped directly to Omnicare Facilities by the manufacturer or are manually received by McKesson and sent to Heartland/Vanguard.  Dock-to-Dock sales shall include, without limitation, drop shipments.

“EFT” means electronic funds transfer.

“Generic” means (a) any Pharmaceutical Product sold pursuant to an abbreviated new drug application under the Federal Food, Drug and Cosmetics Act, and (b) any “authorized generic drug” as such term is defined at 42 C.F.R. §447.506(a).

“[***]” has the meaning set forth in the definition of [***].

“[***]” has the meaning set forth in Section [***].

“[***]” has the meaning set forth in Section [***].

“McKesson OneStop Generics® Program” has the meaning set forth in the definition of OneStop Program.

“[***]” means [***].

“[***]” has the meaning set forth in [***].

“Non-Qualifying Retail Facilities” shall mean all Retail Omnicare Facilities [***].

“Omnicare Facilities” has the meaning set forth in Section 2.2.

"[***]" means [***].

“OneStop Program” means the proprietary McKesson OneStop Generics® program (“McKesson OneStop Generics® Program”), including the auto-substitution feature, available to Omnicare pursuant to this Agreement.  For purposes of this Agreement, [***] (as described in Section [***]) are [***].

“Pharmaceutical Products” means [***].

“Prime Vendor” means that MHS shall be the first choice for the purchase of all Pharmaceutical Products normally purchased through wholesale pharmaceutical distributors.

“Prime Vendor Commitment” has the meaning set forth in Section 2.1.

“Products” means collectively Pharmaceutical Products, Additional Products and any and all of the pharmaceutical products and related healthcare products available for sale from MHS.

“Purchase Commitment Failure” has the meaning set forth in Section 2.1.2.

“Qualifying Retail Facilities” means, with respect to [***], all Retail Omnicare Facilities (other than [***]), provided that the following requirements are met: [***].

 “Retail” means Omnicare Facilities which principally dispense medications to patients on a walk-in basis, rather than through medication delivery.  In no event shall an Omnicare Facility which principally dispenses medications via medication delivery (e.g., LTC) or the mail (e.g., specialty) be deemed “Retail” hereunder as a consequence of such Omnicare Facility dispensing a small proportion of its medications to walk-in customers.

“Service Level” has the meaning set forth in Section 6.

“Slow Moving Product” means Product that is [***] by sales volume of its therapeutic class (as defined by First DataBank) and which either has a therapeutic equivalent listed in the FDA Orange Book (i.e., a Generic equivalent) with the same strength, dosage and presentation (e.g., tablets, capsules or suspension) available from McKesson or has another package size of the given strength, dosage and presentation from the same manufacturer available from McKesson.

“[***]” has the meaning set forth in Section [***].

“[***]” has the meaning set forth in Section [***].

 EXECUTION COPY

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE SYMBOL “[***]” IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN SO OMITTED.

EXHIBIT B

OMNICARE FACILITIES LIST

CUSTOMER NUMBER	CUSTOMER NAME
003995	NEIGHBORCARE INF DME
006733	APS - HICKORY
007568	OMNICARE HLTH NETWORK DME
014837	EVERGREEN PHCY, INC
020906	NCS HLTHCARE OF KANSAS
027621	ROESCHEN'S OMNICARE PHARM
031427	NIHAN & MARTIN RETAIL M
034699	ZZINDEPENDENT HEALT021610
041985	DANNY'S PHCY DME
044697	NCS HEALTHCARE CORP
044898	CENTRAL PHARMACY CO
048725	BROADWAY DME PHCY
059323	OMNICARE OF FT WORTH
068658	GLOBALREHABLP
070304	SO.DESERT LTC/LCPS AQUISI
077176	OMNI OF PERRYSBURG DSD-CL
080633	ASCO HEALTHCARE INC
085433	HEARTLAND PHY OF IL-DIV V
093934	CAPITOL HOME INFUSION-HIV
098722	OMNICARE PHOENIX
108252	OMNICARE OF ST. CAMILLUS
112009	OMNICARE KING PRUSSIA IV
116499	HEARTLND PHY OF IL-DIV II
116768	EVERGREEN PHARMACY
116824	NEIGHBRCARE CEDR CREST RT
129340	CREEKSIDE MANAGED CARE
136934	PINNACLE PHARM LACROSSE
137746	MAIN STREET PHARMACY RTL
144543	OMNICARE OF CAROLINA
147820	NEIGHBORCARE EAGLES TRACE
149444	MAIN STREET PHCY LLC RTL
156831	ELDERCARE HOME PHARM
166770	NEIGHBORCARE BROOKSBY RT
169797	STERLING HEALTHCARE SVS
178713	NCS HLTHCARE OF MEMPHIS
182778	BEST CARE PHARMACY
182949	PHCY ASSOC GLENS FALLS
182998	ROYAL CARE HHC DME
185066	OMNICARE OF WESTERN NY
190407	MAIN STREET PHCY LLC RTL
193277	OMNICARE CL INTERVENTION
203541	NEIGHBORCARE OAK CREST RT
203618	MAIN STREET PHCY LLC RTL

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE SYMBOL “[***]” IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN SO OMITTED.

207869	BAKERSFIELD HEART HOSP
214868	OMNICARE OF NEW HARTFORD
215652	APS - AUSTIN
216325	HOME PHARMACY SERVICES
225714	WILLIAMSON HARRISONBURG
228500	BROADWAY LTC
228515	OMNI NCT INV 180
232007	OMNICARE OF SOUTH FLORIDA
234460	NEIGHBORCARECHARLESTON RT
243438	ENLOE IV PEORIA DIV 2
243611	OMNI CLINICAL RSRCH DSD
244024	OMNI CLINICAL RSRCH DTD
250680	NEIGHBORCARE LINDEN PONDS
250858	MAIN STREET PHCY LLC RTL
254788	VANGARD LABS, INC - DTD
256471	NEIGHBORCARE SOUTHGATE RT
258422	SUPERIOR CARE PHCY IDAHO
260589	OMNICARE SOUTHERN PINES
267415	OMNICARE ANNAPOLIS JNC MS
272209	OMNICARE OF NACHOGDOCHES
281824	OMNICARE SVCS PHARM PITTS
284302	OMNICARE OF WACO
287958	EVERGREEN PHARM IV
302272	UNITY MEDICAL & SURG HOSP
303424	STAT CARE PHARMACY
305565	PHARMACY CARE ASSOC
312851	NATIONAL EXT CARE PHCY
313652	GLOBAL REHAB SAN ANTONIO
316168	OMNICARE CHICO CA
323898	OMNICARE ANNAPOLIS JCTN
325901	ROESCHEN'S BEHAVE HLTH
326105	EXCELLE RX-INC MEMPHIS
332846	OMNICARE OF HOUSTON
334167	NEIGHBRCARE BOOTHWYN DME
334809	OMNICARE-MINNESOTA #2
336176	PHARMACY SUPPORT SERVICES
337267	RIVER PARK HOSPITAL PHCY
339323	PUGET PHARMACY
339965	NCS HEALTHCARE OF DOVER
340350	NEIGHBRCAR BRAINTREE DME
347202	COMM MEDICAL PHCY DME
351905	BRIDGEPORT PH SV LKWD LTC
353895	HYTECH PHARMACY EDI
355468	OMNICARE OF BISHOP GADSDN
356526	OMNICARE OF EDISON
356594	MYERLEE PHARMACY LTC
360866	OMNICARE OF FLORENCE
368951	NIHAN & MARTIN

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE SYMBOL “[***]” IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN SO OMITTED.

373484	NCS HLTHCARE HERRIN DIVII
373755	NEIGHBORCARE FORT WAYNE
375008	OMNICARE OF GOLDEN
377783	OMNICARE KING PRUSSIA-LTC
383758	HOSPICE OF CINCINNATI EDI
385329	OMNICARE OF TAMPA
389283	OMNICARE OF LODI
390039	BEEBER PHARMACIES INC SD
390047	EVERGREEN PHARMACEUTICAL
390054	CARE PHARMACEUTICAL XXXX
390062	CONSULTING & PHARM SERV
390120	D&R PHARMACARE LOUISVL SU
390138	D&R PHARMACARE LEXGTON SX
390153	ENLOE DRUGS, INC DECATUR
390179	ENLOE DRUGS, INC PEORIA
390211	OMNICARE PHCY OF MIDWEST
390229	HEARTLAND HEALTH SERVICES
390245	HEARTLAND HLTH SVC
390344	PHARMED HOLDINGS INC
390435	OMNICARE DIST CTR LLC DSD
390450	HOME CARE PHARMACY SI
390468	OMNICARE OF NITRO WV
390484	INTERLOCK PHARMACY
390492	INTERLOCK PHCY SYSTEMS
390500	INTERLOCK/OMNICARE PHCY
390526	LOMED PRESC SVCS
390542	MANAGED HLTH CARE PHCY
390567	NO SHORE PHCY SVCS (DC)
390583	OMNICARE OF QUAD CITIES
390591	HOME CARE PHAR, ASHLAND
390625	PRN PHARMACEUTICAL INC SU
390633	SEQUOIA HEALTH SVC - PHCY
390641	SEQUOIA HEALTH SVC- TULSA
390666	SHORE PHARM PROVIDES, INC
390674	SPECIALIZED PHCY SVCS
390682	SPECIALIZED PHY/NORTH DIV
390690	THREE FORKS LTD PRTSHP SX
390716	UNICARE, INC PRATVILLE
390732	OMNICARE PHCY-PERRYSBURG
390757	OMNICARE INC ELINK LEAD
392175	WILLIAMSONS PHY RICHMOND
393662	NEIGHBORCARE MARIS GR RT
393975	EXTENDED CARE ASSOCIATES
394419	OMNICARE OF MORGANTOWN
396173	NCS HLTHCARE OF EASTLAKE
402905	OMNICARE OF NEW MEXICO
403319	PHARMACY CONSULTANTS INC
408591	D&R PHARMCARE WHSE SU

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE SYMBOL “[***]” IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN SO OMITTED.

411353	ROESCHEN'S HIV
413763	NBR MT.WASHINGTON PED HSP
420161	OMNICARE REDDING, CA
425704	TRUSTPOINT HOSP PHARMACY
427052	EXCELLERX-INC MEMPHIS EDI
427338	OMNICARE INFUSION DIV 2
428237	MEDICATE LTC PHCY
434969	MED WORLD PHARMACY INC
435688	OMNICARE/DO NOT USE-NDC-W
438275	OMNICARE PHAR SVCS GREEN
442882	RESOURCE PHCY INC
443707	OMNICARE DIST CTR LLC DSD
445041	RX SERVICES WILMINGTON
446330	NEIGHBORCARE OF NH
452775	VILLAGE STHRN DESERT PHCY
453380	NCS HLTHCARE OF VERMONT
455948	OMNICARE OASIS ACCT ELINK
457322	OMNICARE PHCY OF FL, LP
462970	OMNI OF PERRYSBRG DTD-CL
465468	OLD OMNICARE ITEMS
489522	NEIGHBORCARE PORTSMOUTH
491038	NCS HLTHCARE OF APPLETON
496137	HOSPICE OF DAYTON EDI
497665	CSR, INC
502843	RESOURCE PHCY INC
509367	NEIGHBORCARE RICHMOND
512667	OPTION CARE DME
513359	DENMAN PHARMACY IV
518234	RX SVS WILLIAMSON DRUG CO
519522	GRACE MED CTR OP
519819	OMNICARE OF NEBRASKA
520628	PBM PLUS MO
523960	OMNICARE OF LUBBOCK
527698	HYTECH PHARMACY INC
527704	NEIGHBORCARE ROANOKE
533764	MESH PHARMACY RETAIL
534551	NEIGHBRCAR SALISBURY DME
535169	NEIGHBORCARE SAN ANTONIO
536734	HOSPICE OF CINCINNATI
536873	NEIGHBORCARE SAN BERN IV
538640	NEIGHBORCARE SAN DIEGO
541365	PALOMBO'S MED RITE PHCY
542768	PLUM CREEK SPECIALTY HOSP
544254	SUN PHARMACY
545418	OMNICARE PHCY MIDWEST DME
551690	OMNICARE OF URBANDALE
552381	OMNICARE OF SCRANTON
554667	DENMAN PHCY SERVICES

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE SYMBOL “[***]” IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN SO OMITTED.

573391	NEIGHBORCARE GBMC E HPG
582095	NEIGHBORCARE SOUTH BEND
588588	NEIGHBRCAR SPRINGFELD DME
589084	OMNICARE OF PHARR
597046	NEIGHBORCARE ST AGNES HSP
608584	EXCELLE RX - PA
622649	PINNACLE PHARM MADISON
625167	UNITED PHARM ASSOC HENDER
628116	ARLINGTON CLINICAL DME
636203	OMNICARE OF PA EAST
640726	OMNICARE OF CORPUS CHRIST
643362	NCS HLTHCRE-CARE FOR LIFE
644068	OMNICARE OF ROCHESTER
645615	COMM MEDICAL PHCY LTC
645618	COMM MED PHCY RETAIL-EAST
645768	COMM MEDICAL PHCY RETAIL
645901	COMM MED PHCY WEST RETAIL
646744	NEIGHBORCARE TOWSON DME
652808	OMNICARE OF TYLER
653464	VANGARD LABS INC DSD
655914	SUNSCRIPT PHARMACY
658097	GLOBAL REHAB FT. WORTH
661228	NEIGHBORCARE WALDORF DME
662094	NEIGHBORCARE WHIPPANY
664001	COMM MED PHCY DME-EAST
664038	COMM MEDICAL PHCY DME
665718	OMNICARE OF MAINE
671000	OMNICARE OF WILLIAMSPORT
672351	PSI ARKANSAS PHARMACY
680648	OMNICARE OF CENTRAL OHIO
681978	NCS HEALTHCARE OF MONTANA
683033	NEIGHBORCARE CROZER RTL
686310	OMNICARE OF HEBREW HOME
689487	ARLINGTON INFUSION, INC
691156	OMNICARE CORP RETAIL
694154	NEIGHBORCARE INFUS THRPY
710164	NEIGHBORCARE WOODHOLME RT
710190	OMNICARE CENTRAL FLORIDA
713946	OMNICARE OF RHODE ISLAND
715528	NEIGHBORCARE PROF PCY RTL
717360	OMNICARE OF SYRACUSE
718784	OMNICARE OF HUNTSVILLE
725277	LTC PHARMACY SVCS
725288	LTC PHCY SVCS DME
726090	NEW YORK STATE OMRDD
728783	GRACE MEDICAL CENTER
733446	PHARMACY SERV OF INDIANA
736524	NCS HLTHCARE S CAROLINA

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE SYMBOL “[***]” IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN SO OMITTED.

737010	NEIGHBORCR GBMC EAST RTL
746119	OMNICARE PHCY OF PUEBLO
748076	EXCELLE WHOLESALE EDI
750851	OMNICARE OF SOUTH DAKOTA
754516	PHARM-CORP OF MAIN
759589	OMNICARE OF N ILLINOISXX
768115	NEIGHBORCARE STJOSEPH HPG
777492	OMNICARE-MINNESOTA
783576	KERR HEALTH CARE SVCS
792457	EVERGREEN PHARM SUPPLY
793760	EVERGREEN PHCY INC PTLD
803340	CORPUS CHRISTI SPEC EDI
803966	NEIGHBORACARE TOWSON RTL
806421	NEIGHBRCAR BON SECOUR HSP
808954	HOSPICE OF DAYTON
829088	ARLINGTON CLINICAL
831125	OMNI OF NY/CITY MKT PHCY
832160	SYNERGY HEALTHCARE SERVIC
834858	OMNICARE PHCY OF TENN
835841	NEIGHBORCARE PERSONALCARE
838323	ARLINGTON CLINICAL INFUS
844425	CORPUS CHRISTI SPEC HOSP
856968	ZELLMED SOLUTIONS INC.
857537	NEIGHBORCARE HWRD CTY GEN
863832	NEIGHBRCARE EASTPOINT RT
869290	MCCLELLAND HOME HLTH PHCY
871668	NEIGHBRCARE NAYLOR CRT RT
871821	EXCELLE WHOLESALE
874496	EXCELLE RX - PA EDI
879313	NEIGHBRCARE OWING MILL RT
881041	NEIGHBRCAR REISTERSTWN RT
897585	NEIGHBRCAR ST JOSEPH HSP
903919	NEIGHBORCR CHAMP DAVS RTL
905877	OMNICARE MED SUPPLY CHAIN
906180	SUPERIOR CARE SLC DME
906198	OMNICARE CORP ACCT
906859	CARTERS INSTITUTIONAL
906917	OMNICARE OF CONNECTICUT
906966	CAMPO MEDICAL PHARMACY
906982	OMNICARE OF JACKSON
907063	HYTECH HOMECARE
907097	VITAL CARE INFUSIONS
907113	SPECIALIZED PHAR SERV WST
907139	ENLOE DRUGS, MPD PEORIA
907147	ENLOE DRUGS, MPD DECATUR
907436	EVERGREEN PHARMACY
907980	UNICARE, INC-PRATVILLE
907998	CHERRY HILL PHARMACY LTC

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE SYMBOL “[***]” IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN SO OMITTED.

908053	OMNICARE DIST CTR LLC DTD
908087	SUPERIOR CARE PHARMACY
908095	SUPERIOR CARE ST GEORGE
908111	OMNICARE OF NASHVILLE
914585	NEIGHBORCARE LIBERTY RTL
920018	VANGARD LABS PREBUY DTD
920215	EVERGREEN PH EAST SPOKANE
920284	VANGARD LABS PREBUY DSD
920961	TERENCE CARDINAL COOKE HL
926136	NEIGHBORCARE MERCY MC HSP
935342	OMNICARE OF PANAMA CITY
941435	MEDICAL ARTS HEALTH CARE
944632	SEQUOIA HEALTH SVC IV
952222	NEIGHBRCAR ELDERSBURG RTL
959000	OMNICARE DIST CENTER LLC
959001	OMNICARE DIST CTR LLC DTD
965955	NBR HOWARD GEN HOSP HPG
967330	OMNICARE OF SOUTH FL EDI
967532	NEIGHBRCAR PHCY SINAI HSP
967886	OMNI NCT DTD 163
978652	ADVANCED CARE SCRIPTS
981438	PHARMACY SUPPORT SVCS
983038	VANGUARD ADVAN PHCY SVCS
983689	HEARTLAND PHARM OF PA
986737	HMIS INC INSTIT SERV
986885	LEVINDALE HEBREW GERI CT
987067	RAINIER LTC PHARM STORE#2
987279	HOLLAND DRUG EDI
987317	HOLLAND DRUG
990917	CENTRE PHARMACY SERVICES
991472	OMNICARE DIST CTR LLC DTD

EXECUTION COPY

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE SYMBOL “[***]” IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN SO OMITTED.

EXHIBIT C

NEGOTIATED NET PRICES

NDC	Description	Economost #	Negotiated Net Price
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE SYMBOL “[***]” IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN SO OMITTED.

EXHIBIT D

SEPARATELY PRICED [***] PRODUCTS

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AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE SYMBOL “[***]” IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN SO OMITTED.

EXHIBIT E
ALTERNATIVE PRICING MATRIX

PRICING MATRIX FOR NON-RETAIL OMNICARE FACILITIES

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PRICING MATRIX FOR QUALIFYING RETAIL FACILITIES

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PRICING MATRIX FOR NON- QUALIFYING RETAIL FACILITIES

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